Exhibit 99.1

2024 First Half and Second Quarter Financial Results August 7, 2024 NYSE: CF

Safe harbor statement

All statements in this presentation by CF Industries Holdings, Inc. (together with its subsidiaries, the “Company”), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “will” or “would” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These statements may include, but are not limited to, statements about the synergies and other benefits, and other aspects of the transactions with Incitec Pivot Limited (“IPL”), strategic plans and management’s expectations with respect to the production of green and low-carbon ammonia, the development of carbon capture and sequestration projects, the transition to and growth of a hydrogen economy, greenhouse gas reduction targets, projected capital expenditures, statements about future financial and operating results, and other items described in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the risk of obstacles to realization of the benefits of the transactions with IPL; the risk that the synergies from the transactions with IPL may not be fully realized or may take longer to realize than expected; the risk that the completion of the transactions with IPL, including integration of the Waggaman ammonia production complex into the Company’s operations, disrupt current operations or harm relationships with customers, employees and suppliers; the risk that integration of the Waggaman ammonia production complex with the Company’s current operations will be more costly or difficult than expected or may otherwise be unsuccessful; diversion of management time and attention to issues relating to the transactions with IPL; unanticipated costs or liabilities associated with the IPL transactions; the cyclical nature of the Company’s business and the impact of global supply and demand on the Company’s selling prices; the global commodity nature of the Company’s nitrogen products, the conditions in the international market for nitrogen products, and the intense global competition from other producers; conditions in the United States, Europe and other agricultural areas, including the influence of governmental policies and technological developments on the demand for our fertilizer products; the volatility of natural gas prices in North America and the United Kingdom; weather conditions and the impact of adverse weather events; the seasonality of the fertilizer business; the impact of changing market conditions on the Company’s forward sales programs; difficulties in securing the supply and delivery of raw materials or utilities, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the Company’s reliance on a limited number of key facilities; risks associated with cybersecurity; acts of terrorism and regulations to combat terrorism; risks associated with international operations; the significant risks and hazards involved in producing and handling the Company’s products against which the Company may not be fully insured; the Company’s ability to manage its indebtedness and any additional indebtedness that may be incurred; the Company’s ability to maintain compliance with covenants under its revolving credit agreement and the agreements governing its indebtedness; downgrades of the Company’s credit ratings; risks associated with changes in tax laws and disagreements with taxing authorities; risks involving derivatives and the effectiveness of the Company’s risk management and hedging activities; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; regulatory restrictions and requirements related to greenhouse gas emissions; the development and growth of the market for green and low-carbon ammonia and the risks and uncertainties relating to the development and implementation of the Company’s green and low-carbon ammonia projects; and risks associated with expansions of the Company’s business, including unanticipated adverse consequences and the significant resources that could be required. More detailed information about factors that may affect the Company’s performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Industries Holdings, Inc.’s filings with the Securities and Exchange Commission, including CF Industries Holdings, Inc.’s most recent annual and quarterly reports on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the Company’s web site. It is not possible to predict or identify all risks and uncertainties that might affect the accuracy of our forward-looking statements and, consequently, our descriptions of such risks and uncertainties should not be considered exhaustive. There is no guarantee that any of the events, plans or goals anticipated by these forward-looking statements will occur, and if any of the events do occur, there is no guarantee what effect they will have on our business, results of operations, cash flows, financial condition and future prospects. Forward-looking statements are given only as of the date of this presentation and the Company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Note regarding non - GAAP financial measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). Management believes that EBITDA, adjusted EBITDA, free cash flow, and free cash flow to adjusted EBITDA conversion, which are non - GAAP financial measures, provide additional meaningful information regarding the Company's performance and financial strength. Non - GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepar ed in accordance with GAAP. In addition, because not all companies use identical calculations, EBITDA, adjusted EBITDA, free cash f low , and free cash flow to adjusted EBITDA conversion included in this presentation may not be comparable to similarly titled meas ure s of other companies. Reconciliations of EBITDA, adjusted EBITDA, and free cash flow to the most directly comparable GAAP measures are provided in the tables accompanying this presentation. EBITDA is defined as net earnings attributable to common stockholders plus interest expense (income) — net, income taxes, and depreciation and amortization. Other adjustments include the elimination of loan fee amortization that is included in both in ter est and amortization, and the portion of depreciation that is included in noncontrolling interest. The Company has presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, inve sto rs and other interested parties in the evaluation of companies in the industry. Adjusted EBITDA is defined as EBITDA adjusted with the selected items as summarized in the tables accompanying this presentation. The Company has presented adjusted EBITDA because management uses adjusted EBITDA, and believes it is useful to investors, as a supplemental financial measure in the comparison of year - over - year performance. Free cash flow is defined as net cash provided by operating activities, as stated in the consolidated statements of cash flow s, reduced by capital expenditures and distributions to noncontrolling interests. Free cash flow to adjusted EBITDA conversion i s defined as free cash flow divided by adjusted EBITDA.

4 Industry leading operational excellence drives cash generation (1) See appendix for reconciliation of adjusted EBITDA to the most directly comparable GAAP measure (2) Last twelve months share repurchases and dividends through June 30, 2024 (3) See appendix for reconciliation of free cash flow to the most directly comparable GAAP measure (4) Per 200,000 work hours (5) Represents Q2 2024 LTM free cash flow divided by Q2 2024 LTM adjusted EBITDA; see appendix for reconciliations of free cash f low and adjusted EBITDA to the most directly comparable GAAP measures ~99% Q2 2024 Capacity Utilization 0.17 12 - month Rolling Average Recordable Incident Rate (4) World’s Largest Ammonia Producer 51% Q2 2024 LTM FCF/Adj EBITDA Conversion (5) $752M Q2 2024 Adjusted EBITDA (1) $1.2B 1H 2024 Adjusted EBITDA (1) $2.0B LTM Cash from Operations $1.2B LTM FCF (3) $1.4B LTM Capital Returned to Shareholders (2) $1.9B Remaining in Current $3B Share Repurchase Authorization $614M 1H 2024 Net Earnings $420M Q2 2024 Net Earnings

5 Adjusted EBITDA (1) impacted by global pricing and natural gas costs 5 (1) See appendix for reconciliation of adjusted EBITDA to the most directly comparable GAAP measure Nitrogen product prices impacted by lower global energy values Volumes impacted by plant outages in Q1 2024 Realized natural gas costs lower than prior year $ millions 1H 2023 1H 2024 Price Volume Realized Gas Cost Other Persistent North American natural gas prices provide production margin advantage Global nitrogen market remains constructive Corn/soy farmer returns lower relative to recent years $1,723 $(732) $(103) $350 $(27) $1,211

6 0 5 10 15 20 25 30 35 40 Jan-23 Jul-23 Jan-24 Jul-24 Jan-25 Global Energy Price 2023 - 2025F The data and information provided by Wood Mackenzie should not be interpreted as advice and you should not rely on it for any pu rpose. You may not copy or use this data and information except as expressly permitted by Wood Mackenzie in writing. To the fullest extent permitted by law, Wood Mackenzie accepts no responsibility for your use of this d ata and information except as specified in a written agreement you may have entered into with Wood Mackenzie for the provision of such data and information Henry Hub (North America) natural gas TTF (Europe) natural gas Chinese anthracite coal JKM (Asia) natural gas USD per MMBtu CF Distribution Network Advantage Significant advantages provide margin opportunities Forward spread HH vs TTF ~$8 – $9/MMBtu North America Production Advantage 8 North American production sites strategically located to serve customers 23 integrated distribution terminals Ability to serve Corn Belt via barge, rail, truck, and pipeline Leading distribution and logistics capabilities with global reach Note: dotted lines represent forward price curves Source: ICE, Bloomberg, SX Coal, Wood Mackenzie, CF Analysis

7 2019 2020 2021 2022 2023 2024F Positive global nitrogen supply - demand dynamics Sources: Industry Publications, CRU Urea Market Outlook as of June 2024, CF Analysis India Urea Imports 7.4 MMT 5 - 6 MMT 2019 2020 2021 2022 2023 2024F China Urea Exports Million metric tons 4.3 MMT 2 - 3 MMT 2019 2020 2021 2022 2023 2024F Brazil Urea Imports 7.3 MMT 7 - 8 MMT Nitrogen Market Outlook Expect China exports and India imports to decline; Brazil imports to increase Europe remains the global marginal producer Russia Black Sea ammonia exports resuming; annual volumes expected to remain below pre - war levels Trinidad and Egypt gas shortages/curtailments Global nitrogen demand growth of ~1.5% per year for traditional applications Announced capacity additions limited Near - term global nitrogen market remains constructive Long - term demand outpaces expected capacity additions

8 Disciplined capital management strategy focused on growth Creating substantial value for long - term shareholders S hare repurchases and quarterly dividends Evaluate accretive acquisitions L ow - carbon ammonia production growth Margin enhancing projects Return capital to shareholders Inorganic growth opportunities Invest in high return projects within our network Disciplined growth initiatives & clean energy 8

Highlights: Strategic Initiatives

Decarbonization

Carbon Capture and Sequestration	Green Ammonia	Reduce Upstream Methane Leakage

- Partnering with ExxonMobil for CCS
  - Donaldsonville start-up expected in 2025
  - Yazoo City start-up expected in 2028
- Evaluating additional production sites and partners for CCS and other GHG reduction opportunities
- Commissioning electrolyzer for green ammonia
  - Secured 45V-compliant RECs
- Reducing upstream Scope 3 GHG emissions with MiQ certified natural gas

Clean Energy Growth

Low-carbon Ammonia Production Growth	Clean Ammonia Industry Demand Milestones

- Low-carbon ammonia technology FEED studies:
  - SMR ~65% CCS: complete
  - SMR + FGC 90-95% CCS: expected Q4 2024
  - ATR 90-95% CCS: expected Q4 2024
- JERA successfully completed first commercial ammonia/coal co-fire test
- Demonstration with POET to validate low-carbon fertilizer in the corn value-chain for low-carbon ethanol

Note:
Steam methane reformer (SMR)
Carbon capture and sequestration (CCS)
Autothermal reformer (ATR)
Flue gas capture (FGC)
Renewable energy certificates (RECs)
CCS percentages represent the comparative reduction of Scope 1 carbon emissions expected to be achieved through CCS of process and flue gas carbon dioxide generated by ammonia production and currently emitted to the atmosphere

CF 9

Creating value by increasing nitrogen participation per share

Intend to repurchase remaining $1.9B of authorization by December 2025 expiration



Annual Nitrogen Equivalent
Tons per 1,000 Shares Outstanding
Since 2010:
Increased production capacity 36%
Decreased share count 50%
17
30
39
45
2010
2015
2020
1H24

	2010		2015		2020		1H24
Production Capacity millions (nutrient tons)	6.0[1]	+16% →	7.0[2]	+18% →	8.2	• UK decommissioned • Waggaman acquired	8.2
Million Shares Outstanding[3]	356.3	(35)% →	233.1	(8)% →	214.0	(16)% →	180.4

All N production numbers based on year end figures per 10-K filings

1. *Beginning in 2010 includes capacity from Terra Industries acquisition*
2. *Beginning in 2013 includes incremental 34% of Medicine Hat production to reflect CF acquisition of Viterra's interests*
3. *Share count based on end of period common shares outstanding; share count prior to 2015 based on 5-for-1 split-adjusted shares*

Notes:

- *Beginning in 2015 includes incremental 50% interest in CF Fertilisers UK acquired from Yara*
- *Beginning in 2016 excludes nitrogen equivalent of 1.1 million tons of urea and 0.58 million tons of UAN under CHS supply agreement and includes expansion project capacity at Donaldsonville and Port Neal*
- *Beginning in 2018 includes incremental 15% of Verdigris production to reflect CF's acquisition of publicly traded TNH units*
- *Includes decrease in production capacity due to Ince plant closure*
- *Includes decrease in production capacity due to Billingham NH3 plant closure and additional production capacity from Waggaman ammonia production complex*

CF 10

Appendix

Advancing decarbonization through significant progress on strategic initiatives



PROJECTS
2023
2024
2025
2026
2027
Decarbonization
Purchased natural gas certified by MiQ
Purchased 2.2 BCF
Purchased 4.4 BCF
Donaldsonville green ammonia
Commissioning activities nearing completion
Donaldsonville CCS low-carbon ammonia
Engineering activities
2025 project start-up
Yazoo City CCS low-carbon ammonia
Signed definitive commercial agreement with ExxonMobil
2028 project start-up
Inorganic Growth
Waggaman ammonia production facility
Acquired 12/1/2023
Clean Energy Growth
Low-carbon ammonia production technologies
SMR w/CCS FEED study
FEED study completed
SMR w/Flue gas capture FEED study
Expected completion 4Q 2024
ATR FEED study
Expected completion 4Q 2024
Clean ammonia industry demand milestones
MOUs signed between CF, JERA, POSCO & LOTTE
JERA: first commercial co-fire test at Hekinan coal-fired power plant
Expected METI carbon intensity guidelines
European CBAM implementation
Potential supply of low-carbon ammonia into Asia

12

13 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $300 $1.8 $1.6 $1.5 $1.4 $1.2 $1.1 $1.0 $350 $2.5 $2.4 $2.2 $2.1 $2.0 $1.8 $1.7 $400 $3.2 $3.1 $3.0 $2.8 $2.7 $2.6 $2.4 $450 $4.0 $3.8 $3.7 $3.5 $3.4 $3.3 $3.1 $500 $4.7 $4.5 $4.4 $4.3 $4.1 $4.0 $3.9 $550 $5.4 $5.3 $5.1 $5.0 $4.9 $4.7 $4.6 $600 $6.1 $6.0 $5.9 $5.7 $5.6 $5.5 $5.3 CF Industries Adjusted EBITDA sensitivity table Table illustrates the CF Industries business model across a broad range of industry conditions $50/ton urea realized movement implies ~$725M change in Adjusted EBITDA on an annual basis (1) Based on 2023 sales volumes of approximately 19.1 million product tons, 2023 gas consumption of 341 million MMBtus and 2023 n itr ogen product sales price relationships. Changes in product prices and gas costs are not applied to the CHS minority interest or industrial contracts w her e CF Industries is naturally hedged against changes in product prices and gas costs (2) Assumes that a $50 per ton change in urea prices is also applied proportionally to all nitrogen products and is equivalent to a $34.78 per ton change in UAN price, $36.96 per ton change in AN price, $89.14 per ton change in ammonia price, and $21.20 per ton change in the price of t he Other segment Adjusted EBITDA Sensitivity to Natural Gas and Urea Prices (1) $ billions CF Realized Natural Gas Cost ($/MMBtu) CF Realized Urea Price ($/ton) (2)

Financial results – second quarter and first half 2024 In millions, except percentages, per MMBtu and EPS Q2 2024 Q2 2023 1H 2024 1H 2023 Net sales $ 1,572 $ 1,775 $ 3,042 $ 3,787 Gross margin 679 804 1,088 1,667 - As a percentage of net sales 43.2% 45.3% 35.8% 44.0 % Net earnings attributable to common stockholders $ 420 $ 527 $ 614 $ 1,087 Net earnings per diluted share 2.30 2.70 3.31 5.55 EBITDA (1) 752 855 1,240 1,779 Adjusted EBITDA (1) 752 857 1,211 1,723 Diluted weighted - average common shares outstanding 182.8 195.0 185.5 195.9 Natural gas costs in cost of sales (per MMBtu) (2) $ 1.90 $ 2.74 $ 2.30 $ 3.86 Realized derivatives loss in cost of sales (per MMBtu) (3) — 0.01 0.23 0.70 Cost of natural gas used for production in cost of sales (per MMBtu) $ 1.90 $ 2.75 $ 2.53 $ 4.56 Average daily market price of natural gas Henry Hub - Louisiana (per MMBtu) 2.04 2.12 2.24 2.40 Depreciation and amortization 222 221 475 427 Capital expenditures 84 95 182 164 (1) See appendix for reconciliations of EBITDA and adjusted EBITDA to the most directly comparable GAAP measures (2) Includes the cost of natural gas used for production and related transportation that is included in cost of sales during the period under the first - in, first - out inventory method (3) Includes realized gains and losses on natural gas derivatives settled during the period. Excludes unrealized mark - to - market gains and losses on natural gas derivatives 14

Non - GAAP: reconciliation of net earnings to EBITDA and adjusted EBITDA 15 In millions Q2 2024 Q2 2023 1H 2024 1H 2023 Net earnings $ 506 $ 606 $ 744 $ 1,256 Less: Net earnings attributable to noncontrolling interest (86) (79) (130) (169) Net earnings attributable to common stockholders 420 527 614 1,087 Interest expense (income) — net 9 (4) 16 6 Income tax provision 123 134 185 303 Depreciation and amortization 222 221 475 427 Less other adjustments: Depreciation and amortization in noncontrolling interest (21) (22) (48) (42) Loan fee amortization (1) (1) (1) (2) (2) EBITDA $ 752 $ 855 $ 1,240 $ 1,779 Unrealized net mark - to - market gain on natural gas derivatives (1) — (34) (72) (Gain) loss on foreign currency transactions, including intercompany loans — (1) 1 (2) U.K. operations restructuring — — — 2 Acquisition and integration costs 1 3 4 16 Total adjustments — 2 (29) (56) Adjusted EBITDA $ 752 $ 857 $ 1,211 $ 1,723 (1) Loan fee amortization is included in both interest expense (income) — net and depreciation and amortization

Non - GAAP: reconciliation of net earnings to EBITDA and adjusted EBITDA, continued 16 In millions Q2 2024 LTM Net earnings $ 1,326 Less: Net earnings attributable to noncontrolling interest (274) Net earnings attributable to common stockholders 1,052 Interest expense — net 2 Income tax provision 292 Depreciation and amortization 917 Less other adjustments: Depreciation and amortization in noncontrolling interest (91) Loan fee amortization (1) (4) EBITDA $ 2,168 Unrealized net mark - to - market gain on natural gas derivatives (1) Loss on foreign currency transactions, including intercompany loans 3 U.K. operations restructuring 8 Acquisition and integration costs 27 Impairment of equity method investment in PLNL 43 Total adjustments 80 Adjusted EBITDA $ 2,248 (1) Loan fee amortization is included in both interest expense — net and depreciation and amortization

Non - GAAP: reconciliation of cash from operations to free cash flow and free cash flow to adjusted EBITDA conversion 17 In millions, except percentages Q2 2024 LTM Cash provided by operating activities $ 2,018 Capital expenditures (517) Distributions to noncontrolling interest (348) Free cash flow $ 1,153 Adjusted EBITDA $ 2,248 Free cash flow to Adjusted EBITDA conversion (1) 51% (1) Represents Q2 2024 LTM free cash flow divided by Q2 2024 LTM adjusted EBITDA